SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 March 31, 2004



                       PowerHouse Technologies Group, Inc.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                   333-5278-NY             94-3334052
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)


              2694 Bishop Drive, Suite 270
                  San Ramon, California                           94583
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        (Address of principal executive offices)                (Zip Code)



                                 (925) 328-1100
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              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

            On March 31, 2004, PowerHouse Technologies Group, Inc. (the "Company") issued a press release announcing that the Company is current with all of its financial and regulatory filings and is taking the necessary steps to reinstate trading of its shares on the Over-the-Counter Bulletin Board. Additionally, the Company announced that it has received $1,000,000 as part of a bridge financing and signed a term sheet for the sale of up to $12 million of Series A Convertible Preferred Stock. The terms of the offering are not yet final. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits:

            99.1  -  Press Release, dated March 31, 2004.



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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PowerHouse Technologies Group, Inc.



Date:  March 31, 2003                     /s/ Jay Elliot
                                          ----------------------------
                                          Name:  Jay Elliot
                                          Title: Chief Executive Officer



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